SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                      Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): October 11, 1995


                             INFODATA SYSTEMS INC.
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            (Exact name of Registrant as specified in its charter)


         Virginia                   0-10416                16-0954695
 ---------------------------      ------------           --------------
 (State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)           Identification
                                                             Number)

         12150 Monument Drive
         Suite 400
         Fairfax, Virginia                               22033
 ----------------------------------------              ----------
 (Address of principal executive offices)              (zip code)


      Registrant's telephone number, including area code: (703) 934-5202
                                                          --------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

     On October 11, 1995, Infodata Systems Inc. (the "Company") consummated its purchase of substantially all of the assets and the assumption of certain liabilities of Merex, Inc. ("Merex"). The purchase was effected pursuant to an Asset and Purchase Agreement and Plan of Reorganization, dated as of October 6, 1995 (the "Agreement"), among the Company, Merex and Richard M. Tworek, Mary Margaret Styer and Andrew M. Fregly (collectively, the "Shareholders"). A copy of the Agreement is filed as an exhibit hereto and is incorporated herein by reference. Merex was engaged in the business of marketing and delivery of electronic document management solutions to businesses and the government. The Company intends to continue to utilize the assets acquired in this transaction for those same purposes.

     Pursuant to the Agreement, the Company purchased the assets and assumed certain liabilities of Merex in consideration for the issuance of up to 125,000 shares of common stock, par value $.03 per share (the "Common Stock"), of the Company, with 100,000 shares of Common Stock being issued to the Shareholders at the closing of the acquisition on October 11, 1995 and with the remaining 25,000 shares of Common Stock being held in escrow until the satisfaction by Merex and the Shareholders of certain post-closing conditions by or before December 31, 1995. The purchase price in this transaction was determined in arms-length negotiations between the Company and Merex.


Item 7.   Financial Statements, Proforma Financial Information and
          Exhibits.

     In accordance with Items 7(a)(4) and 7(b)(2) of Form 8-K, the financial statements called for by Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X, and the proforma financial information called for by Item 7(b) of Form 8-K and Article XI of Regulation S-X, will be filed by amendment as soon as practicable but not later than December 26, 1995.

                   The following exhibit is filed herewith:

         Exhibit No.                 Document

              2                      Asset  Purchase  Agreement  and  Plan  of
                                     Reorganization, dated as of October 6, 1995, among Infodata Systems Inc., Merex, Inc., Richard M. Tworek, Mary Margaret Styer and Andrew M. Fregly.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          INFODATA SYSTEMS INC.
                                          (Registrant)


Dated: October 27, 1995                   By:HARRY KAPLOWITZ
                                          -------------------
                                             Harry Kaplowitz
                                             President